UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2005
                                                         -----------------

                        THE DOE RUN RESOURCES CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



        NEW YORK                File No. 333-66291               13-1255630
        --------                ------------------               ----------

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation) Number)


            1801 Park 270 Drive, Suite 300, St. Louis, Missouri     63146
           -----------------------------------------------------------------
            (Address of principal executive offices)              (zip code)


       Registrant's telephone number, including area code: (314) 453-7100
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On December 20, 2005, The Doe Run Resources Corporation (the "Company"), announced the planned succession of certain of its management positions. Jeffrey
L. Zelms, vice chairman, president and chief executive officer of the Company, will retire as president of the Company effective January 1, 2006, and will retire as vice chairman and CEO of the Company effective April 1, 2006. Marvin Kaiser, the Company's chief administrative officer will retire effective Feb. 1, 2006.

(c) On December 20, 2005, the Company announced that A. Bruce Neil, 60, currently a vice president of the Company and president of Doe Run Peru S.R.L., an indirect subsidiary of the Company ("Doe Run Peru"), will succeed Mr. Zelms as president of the Company effective January 1, 2006. Upon Mr. Zelms' retirement in April, 2006, Mr. Neil will also assume the position of CEO. Until that time, Mr. Neil will continue to serve as president of Doe Run Peru.

Mr. Neil has served as president and general manager of Doe Run Peru since September 1, 2003. He was named as a vice president of the Company on October 11, 2004. Mr. Neil served as general manager at the Glover Smelting Division from September 2001 to August 31, 2003. From September 1998 to August 2001, Mr. Neil served as an Operations Manager of the Company. Prior to joining the Company in 1998, Mr. Neil held positions with ASARCO, where he was involved in custom lead refining, and with Noranda Inc. and Timminco Limited smelters in Quebec, New Brunswick and Ontario, Canada.

Mr. Neil is party to an employment agreement with Doe Run Peru, which is described in the Company's 2004 Annual Report on Form 10-K. The Company and Mr. Neil are currently negotiating the terms of his new employment agreement and will provide the information required by Form 8-K when it is entered into.

On December 20, 2005 the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

99.1  Press Release dated December 20, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE DOE RUN RESOURCES CORPORATION




                                     By:   /s/ David A. Chaput
                                          ----------------------------
                                          David A. Chaput
                                          Chief Financial Officer
                                          (duly authorized officer and
                                          principal financial officer)

Dated: December 21, 2005